THE FAIRMONT FUND
                        SUPPLEMENT DATED OCTOBER 20, 1998
                                       TO
                          PROSPECTUS DATED MAY 1, 1998



         The following should be read in conjunction with the cover page and the sections titled "How to Invest in the Fund" on page 9 of the Prospectus and "Operation of the Trust" on page 11 of the Prospectus.

            The name of the Trust has been changed to The Camelot Funds.


         On October 2, 1998, Maxus Information Systems, Inc. (dba Mutual Shareholder Services) entered into an agreement with the Trust to act as the transfer agent and shareholder services agent for the Fund. Shareholder inquiries should still be directed to the Fund at 800-262-9936. The following should be read in conjunction with the section titled "Operation of the Trust" on page 11 of the Prospectus.

            Maxus Information Systems, Inc. (dba Mutual Shareholder Services), 1301 East Ninth Street, Suite 3600, Cleveland, Ohio 44114 will serve as the transfer agent and dividend disbursing agent pursuant to the terms of the Transfer Agency Agreement. Services provided will include (but are not limited to): maintaining records of shareholders; providing confirmations of purchases and sales; aggregating, processing and recording purchases and redemptions of shares; processing dividend and distribution payments; and forwarding shareholder communications such as proxies, shareholder reports and dividend notices.

            The Trust and Mutual Shareholder Services have also entered into an Accounting Services and Administration Agreement pursuant to which Mutual Shareholder Services provides accounting and administrative services to the Fund. Services include, among others: maintaining and preserving the records of the Fund, including financial and corporate reports; computing net asset value, dividends, performance data and financial information regarding the Fund; preparing reports; assisting with the preparation and fling with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws; preparing compliance reports; providing routine accounting services; and providing office facilities and clerical support as well as providing general oversight of other service providers. For its accounting and administrative services, Mutual Shareholder Services receives from the Adviser a monthly fee of approximately $2,542.

                                THE FAIRMONT FUND
                              CROSS REFERENCE SHEET
                                    FORM N-1A




ITEM                                            SECTION IN PROSPECTUS
----                                            ---------------------

  1..............................   Cover Page, Supplement to Prospectus
  2..............................   Fund Expenses
  3..............................   Financial Highlights, Performance
                                    Information
  4..............................   Operation of The Trust, Investment
                                    Objective, Strategy and Risk Factors,
                                    Investment Techniques
  5..............................   Operation of The Trust, Financial
                                    Highlights, Supplement to Prospectus
  5A.............................   Operation of The Trust
  6..............................   Investment Techniques, How to Withdraw
                                    (Redeem) an Investment, Cover
                                    Page, Dividends, Distributions and Taxes
  7..............................   How to Invest in The Fund, Determination of
                                    Net Asset Value, Operation of The Trust
  8..............................   How to Withdraw (Redeem) an Investment
  9..............................   None
 14..............................   The Trustees and Executive Officers
 16..............................   The Trustees and Executive Officers



                                                SECTION IN STATEMENT OF
                                                -----------------------
ITEM                                            ADDITIONAL INFORMATION
----                                            ----------------------

 10..............................   Cover Page
 11..............................   Table of Contents
 12..............................   None
 13..............................   Investment Policies, Other Restrictions,
                                    U.S. Government Obligations
 14..............................   Trustee Compensation
 15..............................   Description of The Trust
 16..............................   Investment Advisory Agreement, Custodian,
                                    Auditors, Transfer Agent
 17..............................   Portfolio Transactions and Brokerage
 18..............................   Description of The Trust
 19..............................   Determination of Net Asset Value
 20..............................   Taxes
 21..............................   None
 22..............................   Performance Information
 23..............................   Independent Auditors Report, Financial
                                    Statements

                                THE FAIRMONT FUND
                                -----------------








                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------








                                   MAY 1, 1998
                                   -----------

                            Amended October 20, 1998






         This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of The Fairmont Fund dated May 1, 1998. A copy of the Prospectus can be obtained by writing The Fund at 1346 South Third Street, Louisville, Kentucky 40208 or by calling The Fund at (502) 636-5633.

                                TABLE OF CONTENTS
                                -----------------


                                                                  PAGE
                                                                  ----

DESCRIPTION OF THE TRUST ...............................           3

INVESTMENT POLICIES ....................................           3

OTHER RESTRICTIONS .....................................           5

U.S. GOVERNMENT OBLIGATIONS ............................           6

INVESTMENT ADVISORY AGREEMENT ..........................           6

TRUSTEES AND EXECUTIVE OFFICERS ........................           7

PORTFOLIO TRANSACTIONS AND BROKERAGE ...................           9

DETERMINATION OF NET ASSET VALUE .......................          11

TAXES ..................................................          11

CUSTODIAN ..............................................          11

TRANSFER AGENT .........................................          11

AUDITORS ...............................................          12

PERFORMANCE INFORMATION ................................          12

FINANCIAL STATEMENTS ...................................          12

                            DESCRIPTION OF THE TRUST
                            ------------------------

         The Camelot Funds (The Trust) is an open-end investment company established as a business trust under Kentucky law by Declaration of Trust dated December 29, 1980. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of separate series. This Statement of Additional Information provides information relating to The Fairmont Fund series (The Fund).

         Each share of a series represents an equal proportional interest in the assets and liabilities belonging to the series. Upon liquidation of a series, shareholders are entitled to share pro rata in the net assets of the series available for distribution to shareholders. Shares of each series are fully paid and have no preemptive or conversion rights. Kentucky law provides that no assessment shall be made against the interest of any shareholder and no shareholder shall be personally liable for any debts or liabilities incurred by the Trustees or by The Trust.

         Shareholders are entitled to one (1) vote for each full share held and fractional votes for fractional shares held and may vote in the election of Trustees and on other matters submitted to the vote of shareholders. Voting rights are cumulative, which means that each shareholder has the right to cumulate the voting power he possesses and to give one (1) nominee for Trustee as many votes as the number of Trustees to be elected multiplied by the number of his shares, or to distribute his votes on the same principle among two or more candidates, as the shareholder desires. Shares are voted in the aggregate and not by series, except when the matter to be voted upon affects only the interest of a particular series. For information concerning the purchase and redemption of shares of The Fund, see "How to Invest in The Fund" and "How to Withdraw (Redeem) An Investment" in the Prospectus.

         As of April 8, 1998, the Trustees and Officers of The Trust as a group owned of record and beneficially 56,822 shares of The Fund, or 5.62% of the outstanding shares of The Fund.

                               INVESTMENT POLICIES
                               -------------------

         The Fund has adopted the following investment policies, which may be changed only with approval of a majority of the outstanding shares of The Fund. As used in this Statement of Additional Information, the term "majority" of the outstanding shares of The Fund means the lesser of (1) 67% or more of the outstanding shares of The Fund present at a meeting, if the holders of more than 50% of the outstanding shares of The Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of The Fund.

         1. BORROWING MONEY. The Fund may borrow money, if it borrows money (a)
            ----------------
from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of The Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of The Fund's total assets at the time when the borrowing is made. The Fund may enter into reverse repurchase transactions and any other transactions which may be deemed to be borrowings, provided that The Fund has an asset coverage of 300% for all borrowings and commitments of The Fund pursuant to reverse repurchase and other such transactions.

         2. PLEDGING. The Fund may mortgage, pledge, hypothecate or in any
            --------
manner transfer, as security for indebtedness, any assets of The Fund if it is necessary in connection with borrowings described in policy (1) above. For purposes of the Statement of Intention below, margin deposits, security interests, liens and collateral arrangements with respect to permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets.

         3. UNDERWRITING. The Fund may act as underwriter of securities issued
            ------------
by other persons if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, does not exceed 25% of its total assets. This limitation and the Statement of Intention are not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), The Fund may be deemed an underwriter under certain federal securities laws.

         4. REAL ESTATE. The Fund may purchase, hold or deal in real estate, and
            -----------
may invest in securities which are secured by or represent interests in real estate, mortgage-related securities or directly in mortgages.

         5. LOANS. The Fund may make loans to other persons, including (a)
            -----
loaning portfolio securities, (b) engaging in repurchase agreements, (c) purchasing debt securities, and (d) making direct investments in mortgages. For purposes of the Statement of Intention below, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         6. MARGIN PURCHASES. The Fund may not purchase securities or evidences
            ----------------
of interest thereon on "margin." For purposes of this limitation and the Statement of Intention below, (a) short term credit obtained by The Fund for the clearance of purchases and sales or redemption of securities and (b) margin deposits and collateral arrangements with respect to permitted investments and techniques are not considered to be purchases on "margin." This limitation is not applicable to activities that may be deemed to involve purchases on "margin" by The Fund, provided that The Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission, its staff or other legal authority.

         7. SENIOR SECURITIES. The Fund may not issue senior securities. This
            -----------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by The Fund, provided that The Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission, its staff or other legal authority.

         8. SHORT SALES. The Fund may not effect short sales of securities.
            -----------

         9. OPTIONS. The Fund may not purchase or sell put or call options.
            -------

         10. COMMODITIES. The Fund may not purchase, hold or deal in commodities
             -----------
or commodities futures contracts.

         11. CONCENTRATION. The Fund will not invest 25% or more of its total
             -------------
assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         12. DIVERSIFICATION. As a diversified series of The Trust, The Fund
             ---------------
will not purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of The Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of The Fund and to not more than 10% of the outstanding voting securities of such issuer.

         STATEMENT OF INTENTION. It is The Fund's intention (which may be
         ----------------------
changed by the Board of Trustees without shareholder approval) that it will not engage in any of the investment practices permitted by (1)-(7) above in the coming year, except borrowing for temporary purposes and repurchase transactions. If the Board of Trustees determines that it would be appropriate for The Fund to employ any of the other investment practices permitted by
(1)-(7) above, The Fund's Prospectus or Statement of Additional Information will be amended with appropriate disclosure prior to The Fund engaging in the practice.

         With respect to the percentages adopted by The Fund as maximum limitations in its investment policies, an excess above the fixed percentage (except for the percentage limitation relative to the borrowing of money) shall not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.

         Notwithstanding any of the foregoing policies or limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by The Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, The Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

                               OTHER RESTRICTIONS
                               ------------------

         RESTRICTIONS DUE TO REGULATORY POSITIONS. It is the current position of
         ----------------------------------------
the staff of the Securities and Exchange Commission that The Trust may not invest more than 25% of its total assets in securities as to which The Trust owns more than 10% of the outstanding voting securities of the issuer. The Trust has made a commitment, which may be changed by the Board of Trustees without shareholder approval, to comply with the above restriction.

         It is the current position of the staff of the Securities and Exchange Commission that The Fund may not invest more than 15% of its net assets in illiquid securities, including restricted securities, real estate, mortgages and nonpublicly offered debt securities.

                           U.S. GOVERNMENT OBLIGATIONS
                           ---------------------------

         The Fund may invest in "U.S. Government obligations," which term refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term is also deemed by The Fund to include participation interests in U.S. Government obligations. Participation interests are pro-rata interests in U.S. Government obligations held by others. Certificates of deposit or safekeeping are documentary receipts for U.S. Government obligations held in custody by others.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States Government. Other U.S. Government obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Furthermore, there can be no assurance that the United States Government will provide financial support if not obligated to do so by law.

         Treasury securities include Treasury bills, Treasury notes, and Treasury bonds. Government agencies which issue or guarantee securities backed by the "full faith and credit" of the United States include the Government National Mortgage Association and the Small Business Administration. Government agencies and instrumentalities which issue or guarantee securities not backed by the "full faith and credit" of the United States include the Farm Credit System, the Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency or instrumentality established or sponsored by the United States Government.

                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

         The Trust has entered into a Management Agreement (the Agreement) with The Sachs Company, 1346 South Third Street, Louisville, Kentucky (the Adviser), under which the Adviser manages The Trust's portfolios of investments subject to the approval of the Board of Trustees.

         The Adviser is an investment manager which has provided investment advice to individuals, corporations, pension and profit sharing plans and trust accounts since 1974, when it was formed as a Kentucky proprietorship. The Adviser was incorporated in Kentucky in 1975, and its principal place of business is in Louisville, Kentucky. The Adviser is a broker-dealer registered under the Securities Exchange Act of 1934, and as a broker operates on a fully-disclosed basis through Legg Mason Wood Walker, Inc., Conners & Co., Inc., or Maxus Securities Corporation.

         Under the terms of the Agreement, The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2% of the average value of the daily net assets of The Fund up to and including $10,000,000, 1-1/2% of such assets of The Fund from $10,000,000 to and including $30,000,000 and 1% of such assets of The Fund in excess of $30,000,000; provided, however, that the total fees paid during the first and second halves of each fiscal year of The Trust shall not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period. Pursuant to the Agreement, the Adviser pays all operating expenses of The Trust except brokerage fees and commissions, taxes, interest, expenses incurred by The Trust in connection with the organization and registration of shares of any series of The Trust established after May 7, 1987, and such extraordinary or nonrecurring expenses as may arise, including litigation to which The Trust may be a party and indemnification of The Trust's Trustees and Officers with respect to the litigation.

         For the fiscal years ended December 31, 1997, 1996 and 1995, the Adviser received advisory fees of $515,556, $503,732 and $421,935, respectively.

         The Trust pays no direct remuneration to any Officer of The Trust, although Morton H. Sachs, by reason of his affiliation with the Adviser, will receive benefits from the advisory fees and brokerage commissions paid to The Trust's Adviser, The Sachs Company.

                         TRUSTEES AND EXECUTIVE OFFICERS
                         -------------------------------


         The Trustees and Executive Officers of The Trust and their principal occupations during the last five years are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1040, is indicated by an asterisk.


                           POSITIONS HELD           PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE        WITH TRUST             DURING PAST FIVE YEARS
---------------------        ----------             ----------------------

*Morton H. Sachs          Trustee                   He is the President and sole
1346 South Third St.      Chairman of the Board     Director and shareholder of
Louisville, KY  40208     Chief Executive Officer   The Sachs Company, The
Age: 64                                             Trust's Adviser.

*Jennifer S. Dobbins      Vice President            She is a Vice President and
1346 South Third St.      Assistant Secretary       a Registered Principal of
Louisville, KY  40208                               The Trust's Adviser.
Age:38

*Inda M. Wangerin         Secretary                 She is a Vice President and
1346 South Third St.                                Accountant of The Trust's
Louisville, KY 40208                                Adviser.
Age: 76

                           POSITIONS HELD           PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE        WITH TRUST             DURING PAST FIVE YEARS
---------------------        ----------             ----------------------

*Louis T. Young           Treasurer                 He is an employee of The
1346 South Third St.                                 Trust's Adviser.
Louisville, KY  40208
Age: 49

Raphael O. Nystrand       Trustee                   Since 1978, he has been a
3015 Springcrest Drive                              Professor and Dean of the
Louisville, KY  40241                               School of Education,
Age: 60                                             University of Louisville.
                                                    He was on leave from this
                                                    position to serve as
                                                    Secretary of Education and
                                                    Humanities for the
                                                    Commonwealth of Kentucky
                                                    during calendar year 1984.

Boyce F. Martin, III      Trustee                   Since June 1992, he has
400 West Market                                     been a Director and
32nd Floor                                          Treasurer of Eli H. Brown &
Louisville,  KY  40202                              Sons, Inc., a real estate
Age: 32                                             business; since October
                                                    1995, he has been an
                                                    attorney at Brown, Todd &
                                                    Heyburn, PLLC; and since
                                                    October 1997, he has been a
                                                    Director of Jamison Door
                                                    Co., a manufacturing
                                                    company.


         The compensation paid to the Trustees of The Trust for the year ended December 31, 1997 is set forth in the following table:

                          Total Compensation from Trust
                     (The Trust is not in a fund complex)**
NAME
----

Oscar S. Bryant, Jr.                                    0
Elizabeth H. Moore1                                 4,000
Raphael O. Nystrand                                 4,000
Morton H. Sachs                                         0
William M. Schreiber(1)                             4,000

         ** Trustee fees are Trust expenses. However, the Adviser makes the actual payment because the management agreement obligates the Adviser to pay (with limited exceptions) all of the operating expenses of the Trust.

         (1) Mr. Bryant, Ms. Moore and Dr. Schreiber are no longer Trustees of the Trust. Mr. Martin was not a Trustee during the year ended December 31, 1997.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE
                      ------------------------------------

         Subject to policies established by the Board of Trustees of The Trust, the Adviser is responsible for The Fund's portfolio decisions and the placing of The Fund's portfolio's transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for The Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to The Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to The Fund and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analysis, and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to The Fund and the Adviser, it is not possible to place a dollar value on it. It is the opinion of the Board of Trustees and the Adviser that the review and study of this information will not reduce the overall cost to the Adviser of performing its duties to The Fund under the Agreement. Research services furnished by brokers or dealers through whom The Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with The Fund. Due to research services provided by brokers, the Fund directed to brokers $1,550,169 of brokerage transactions (on which commissions were $10,400) during the fiscal year ended December 31, 1997.

         While The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

         The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that the Adviser, in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through Legg Mason Wood Walker, Inc., Conners & Co., Inc., or Maxus Securities Corporation.

         Transactions in the over-the-counter market can be placed directly with market makers who act as principals for their own account and include mark-ups in the prices charged for over-the-counter securities. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Fund may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Adviser's obligation to obtain best qualitative execution. Under the Investment Company Act of 1940, persons affiliated with The Fund such as the Adviser are prohibited from dealing with The Fund as a principal in the purchase and sale of securities. Therefore, The Sachs Company will not serve as The Fund's dealer in connection with over-the-counter transactions. However, The Sachs Company may serve as The Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through Legg Mason Wood Walker, Inc., Conners & Co., Inc., or Maxus Securities Corporation.

         The Fund will not effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Agreement provides that the Adviser may receive brokerage commissions in connection with effecting such transactions for The Fund. In determining the commissions to be paid to The Sachs Company, it is the policy of The Fund that such commissions will, in the judgment of The Trust's Board of Trustees, be (a) at least as favorable to The Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to The Fund as commissions contemporaneously charged by The Sachs Company on comparable transactions for its most favored unaffiliated customers, except for customers of The Sachs Company considered by a majority of The Trust's disinterested Trustees not to be comparable to The Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by The Sachs Company to The Fund and its other customers, and information concerning the commissions charged by other qualified brokers.

         Any profits from brokerage commissions earned by The Sachs Company as a result of portfolio transactions for The Fund will accrue to Morton H. Sachs who is the sole shareholder of The Sachs Company. The Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by The Sachs Company from brokerage commissions generated from portfolio transactions of The Fund. For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund's portfolio transactions generated total brokerage commissions of $435,650, $548,598 and $528,313, respectively. For the fiscal year ended December 31, 1997, The Sachs Company was paid $372,542 or 86% of the total brokerage commissions for effecting (through Legg Mason, Conners & Co. or Maxus Securities) 98% of The Fund's commission transactions. For the fiscal year ended December 31, 1996, The Sachs Company was paid $487,272 or 89% of the total brokerage commissions for effecting (through Legg Mason or Conners & Co.) 98% of The Fund's commission transactions. For the fiscal year ended December 31, 1995, The Sachs Company was paid $393,234 or 74% of the total brokerage commissions for effecting (through Legg Mason or Conners & Co.) 93% of The Fund's commission transactions.

         While The Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. The Sachs Company will not receive reciprocal brokerage business as a result of the brokerage business placed by The Fund with others.

         When The Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for The Fund because of the increased volume of the transaction. If the entire order is not filled, The Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated [on a pro rata basis]. Transactions of advisory clients (including The Fund) may also be blocked with those of the Adviser or any of its affiliates. The Adviser and its affiliates will be permitted to participate in a blocked transaction only after all orders of advisory clients (including The Fund) are filled.

                        DETERMINATION OF NET ASSET VALUE
                        --------------------------------

         The net asset value of the shares of The Fund is determined as of 4:00 p.m. Eastern time on each day The Fund is open for business. The Fund is open for business on every day except Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value, see "Determination of Net Asset Value" in the Prospectus.

                                      TAXES
                                      -----

         The Fund has qualified, and intends to continue to qualify, under Subchapter M of the Internal Revenue Code. By so qualifying, The Fund will not be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to shareholders. The Fund is required by federal law to withhold and remit to the U.S. Treasury a portion (31%) of the dividend income and capital gains distributions of any account unless the shareholder provides a taxpayer identification number and certifies that the taxpayer identification number is correct and that the shareholder is not subject to backup withholding.

                                    CUSTODIAN
                                    ---------

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 has been retained to act as Custodian of The Trust's investments. The Custodian acts as The Trust's depository, safekeeps its portfolio securities and investments, collects all income and other payments with respect thereto, disburses funds at The Fund's request and maintains records in connection with its duties. Certain investments may be held by a depository in the United States.

                                 TRANSFER AGENT
                                 --------------

         The Trust has entered into an agreement with Maxus Information Systems, Inc. (d/b/a Mutual Shareholder Services), 1301 East Ninth Street, Suite 3600, Cleveland, Ohio, 44114, for Maxus to act as the Fund's transfer agent, effective upon conversion of all records. The conversion is expected to be completed in October or November, 1998. At present, the Trust acts as its own transfer agent and dividend paying agent. To enable The Trust to perform these functions, the Adviser provides computer services and personnel to The Trust.

                                    AUDITORS
                                    --------

         The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145 has been selected as independent auditors for The Trust for the year ending December 31, 1998. McCurdy & Associates CPA's, Inc. performs an annual audit of The Trust's financial statements and provides financial, tax and accounting consulting services as requested.

                             PERFORMANCE INFORMATION
                             -----------------------

         Average annual total return is computed by finding the average annual compounded rates of return (over one, five and ten year periods, and since inception) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1+T)n=ERV

Where:   P     =  a hypothetical $1,000 initial investment
         T     =  average annual total return
         n     =  number of years
         ERV   =  ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of The Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of The Fund or considered to be representative of the stock market in general. For example, The Fund's performance may be compared to that of the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The investment performance figures for The Fund and the indices will include reinvestment of dividends and capital gains distributions.

         In addition, the performance of The Fund may be compared to other groups of mutual funds tracked by Lipper Analytical Services, Inc. or Morningstar, Inc., two widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets. Performance rankings and ratings reported periodically in national financial publications such as Barron's, Money, Investor's Business Daily, Fortune or Business Week may also be used.

                              FINANCIAL STATEMENTS
                              --------------------

         The financial statements and independent auditor's report required to be included in the Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1997. The Trust will provide the Annual Report without charge at written or telephone request.


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